SUPPLEMENT

DATED DECEMBER 15, 2011 TO

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

(A SERIES OF HARTFORD HLS SERIES FUND II, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2011, AS LAST AMENDED NOVEMBER 23, 2011

Effective March, 2012, Wellington Management Company, LLP (“Wellington Management”) will serve as the sub-adviser for Hartford U.S. Government Securities HLS Fund (the “Fund”) and Hartford Investment Management Company will no longer serve as the sub-adviser for the Fund.  Accordingly, effective the same date, the above referenced Prospectus and Summary Prospectus will be revised as follows:

1.             Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the disclosure will be deleted and replaced with the following:

MANAGEMENT.  The Fund’s investment manager is HL Investment Advisors, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Michael F. Garrett	Senior Vice President	2012

2.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the disclosure will be deleted and replaced with the following:

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Michael F. Garrett, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Garrett joined Wellington Management as an investment professional in 1999.

3.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Management Fee” in the Prospectus, the last paragraph will be deleted and replaced with the following:

The management fee set forth in the fund’s investment advisory agreement is 0.4500% of the first $500 million, 0.4450% of the next $500 million, 0.4400% of the next $1.5 billion, 0.4350% of the next $2.5 billion, 0.4300% of the next $5 billion and 0.4200% in excess of $10 billion annually of the Fund’s average daily net assets.

This Supplement should be retained with your Prospectus for future reference.